UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

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                             FORM 8-K

                          CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

                  Date of Report: October 1, 2004
                 (Date of earliest event reported)

                   GK INTELLIGENT SYSTEMS, INC.
      (Exact name of Registrant as specified in its charter)

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       Delaware                      000-22057             76-0513297
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(State or other jurisdiction   (Commission File Number)   (IRS Employer of
incorporation)                                            Identification No.)

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                        2606 Yorktown Place
                       Houston, Texas 77056
        (Address of principal executive offices) (Zip Code)

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Registrant's telephone number, including area code: (713) 626-1504

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 1, 2004, we entered into a sublease agreement with 432 Group, LLC to lease their office space they leased from 432 Park South Realty, LLC. The term begins October 1, 2004 and ends on October 31, 2005, and is at the monthly rental fee of $2,250. However, 432 Group has granted us a temporary rent credit of $1,125 for the months of October 2004, November 2004, and December 2004, which total temporary rent credit of $3,375 is payable in equal monthly installments over the immediately subsequent 10 months. Accordingly, the monthly rent for January 2005 through October 2005 shall be $2,587.50.



                             SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GK Intelligent Systems, Inc.
                                       (Registrant)



Date:  October 7, 2004               /s/  Gary F. Kimmons
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                                      Gary F. Kimmons,
                                      President and Chief
                                      Executive Officer